ACCOUNTS PAYABLE (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
ACCOUNTS PAYABLE
Payables for purchase of property, equipment and software	¥ 47,978		¥ 33,945
Payables for server custody fees	38,778		39,391
Payables for advertising expenses	25,164		16,458
Others	8,046		20,874
Total	¥ 119,966	$ 17,155	¥ 110,668